EXHIBIT 10.4


                          PLEDGE AND SECURITY AGREEMENT

      This PLEDGE AND SECURITY AGREEMENT made as of the 20th day of December, 2000, is by and between FIBERCORE, INC., a Nevada corporation with an address at 253 Worcester Road, Charlton, Massachusetts 01507 (hereinafter the "Pledgor") and FLEET NATIONAL BANK, a national banking association with an office at 100 Federal Street, Boston, Massachusetts 02110 (hereinafter the "Bank").

      This Pledge and Security Agreement is executed and delivered to the Bank as one of the Supplemental Documents referred to in a Loan Agreement of even date herewith by and between the Pledgor and the Bank (as amended from time to time, the "Agreement") and shall not be effective, and no security interest hereunder shall attach, until the Bank makes an election under Section 9.02 of the Agreement. In order to induce the Bank to make loans (including any loan by renewal or extension) or other financial accommodations to the Pledgor as set forth in the Agreement, and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees as follows:

      1. Pledge of Collateral. In order to secure the payment and satisfaction of all indebtedness, obligations and liabilities of the Pledgor to the Bank of every kind and description, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement, or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including without limitation all loans (including any loan by renewal or extension), all indebtedness, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing by the Pledgor to others which the Bank may have obtained by purchase, negotiation, discount, assignment or otherwise, and all interest, taxes, fees, charges, expenses and attorney's fees chargeable to the Pledgor or incurred by the Bank in connection with any transaction between the Pledgor and the Bank, and further specifically including without limitation all obligations of the Pledgor to the Bank pursuant to the Agreement (any and all of the foregoing collectively referred to as the "Obligations"), the Pledgor hereby pledges, assigns and transfers to the Bank, and grants to the Bank a continuing security interest in and to, and control of, the shares of securities or other property described on the attached Exhibit A, made a part hereof, and all other property described in any other schedule annexed hereto together with any other property delivered to the Bank hereunder and all additions thereto and substitutions therefor and all cash proceeds thereof (all of such securities or other property collectively referred to as the "Collateral").

      2. Rights and Remedies. The Bank may transfer the Collateral into its name or that of its nominee and may receive the income and any distributions thereon and hold the same as Collateral for the Obligations, or apply the same to any Obligation, whether or not a default or an Event of Default has occurred. The Pledgor hereby authorizes and empowers the Bank to receive and accept said Collateral; to use said Collateral as collateral security for the payment of any and all Obligations of the Pledgor to the Bank and for the payment of any or all of said Obligations of the Pledgor to the Bank due or to become due; to exercise any and all rights inherent in the ownership of the Collateral and to dispose of the same or any part thereof at any time and to apply the proceeds thereof all in any manner deemed proper by the Bank, as fully and completely as if done by the Pledgor; and to deal with said Collateral in the same way and with the same force and effect as if the Bank were the absolute owner thereof.

      3.    Covenants and Warranties.

            3.1 The Pledgor agrees to reimburse the Bank, on demand, for any amounts paid or advanced by the Bank for the purpose of preserving the Collateral or any part thereof and/or any liabilities or expenses incurred by the Bank as the transferor or holder of the Collateral.

            3.2 The Bank shall be under no duty to: (i) collect or protect the Collateral or any proceeds thereof or give any notice with respect thereto; (ii) preserve the rights of the Pledgor with respect to the Collateral against third parties; (iii) preserve rights against any parties to any instrument or chattel paper which may become a part of the Collateral; (iv) sell or otherwise realize upon the Collateral; or (v) seek payment from any particular source. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or other event relating to any of the Collateral.

            3.3 If the Collateral shall at any time or from time to time become insufficient or unsatisfactory to the Bank, the Pledgor shall, on demand, pledge, assign, transfer and deposit with the Bank and grant to the Bank a continuing security interest in and to such additional property satisfactory to the Bank as the Bank may request.

            3.4 Any share, dividend, reclassification, readjustment or other change declared or made in the capital structure of the company which has issued the shares of securities pledged as Collateral hereunder, together with all new, substituted and additional shares or other securities issued to the Pledgor by reason of any such change, shall be held by the Bank under the terms of this Agreement in the same manner as the shares of securities pledged as Collateral hereunder.

            3.5 Pledgor hereby warrants and represents there are no restrictions upon the transfer of any of the shares of securities pledged as Collateral hereunder, other than may appear on the face of the share certificates, and that the Pledgor has the right to transfer all such shares free of any encumbrances and without obtaining the consents of any other shareholders.

      4.    General.

            4.1 Each reference herein to the Bank shall be deemed to include its successors and assigns, and each reference to the Pledgor shall be deemed to include the heirs, administrators, legal representatives, successors and assigns of the Pledgor, all of whom are bound by the provisions hereof.

            4.2 The term "Pledgor" as used herein shall, if this instrument is signed by more than one party, mean, unless this Agreement states otherwise or unless the context otherwise requires, the "Pledgor and each of them" and each and every undertaking shall be their joint and several undertaking, except that the pledge of the Collateral shall be by each of the Pledgors in its several respective properties. If any of the Pledgors shall be a partnership, the agreements and obligations of the Pledgor herein contained shall remain in force and applicable notwithstanding any changes in the individuals composing the partnership; and the term "Pledgor" shall include any alternative or successive partnerships, but predecessor partnerships and their partners shall not thereby be released from any obligation or liability. If the Pledgor is a corporation, it represents that the officer signing on its behalf has been duly authorized to execute this Agreement for and on behalf of the corporation by its board of directors and stockholders.

            4.3 No delay on the part of the Bank in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the Pledgor shall be deemed to be a waiver of any obligations of the Pledgor or of the right of the Bank to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof will be effective unless in writing and signed by the Bank, nor shall any waiver be applicable except in the specific instance or matter for which given.

            4.4 In addition to and not in limitation of any other authority granted hereunder, the Pledgor hereby appoints the Bank as his attorney-in-fact to arrange for the transfer of the deposited shares on the books of the companies represented thereby.

            4.5 Each provision of this Agreement shall be interpreted in accordance with and in all respects governed by the laws of the Commonwealth of Massachusetts, and should any portion of this Agreement be declared invalid for any reason, such declaration shall have no effect upon the remaining portions of this Agreement.

            4.6 Any notice given by the Pledgor shall be effective upon actual receipt by an officer of the Bank at the Bank's address; any notice the Bank may elect to give hereunder shall be effective when deposited in the United States mail, return receipt requested, postage prepaid, and addressed to the Pledgor at the address appearing on the books and records of the Bank for the Pledgor.

            4.7 PLEDGOR AND BANK (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY COLLATERAL DOCUMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATED HERETO, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE COLLATERAL DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OF THE BORROWERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. PLEDGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS EVIDENCED BY THE NOTES.

      4.8 All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      IN WITNESS WHEREOF, the Pledgor has caused these presents to be executed as a sealed instrument as of the date first above written.

                                    FIBERCORE, INC.



___________________________          By: _________________________
Witness                                   Name:
                                          Title:



Accepted by FLEET NATIONAL BANK as of the 20th day of December, 2000.

By:___________________________________
   Name:
   Title:




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                                    EXHIBIT A

All of the following property, together with all dividends and distributions pertaining thereto and all substitutions therefor and cash proceeds thereof:

                      ALL SHARES OF STOCK NOW OR HEREAFTER

                       IN THE NAME OF FIBERCORE, INC.,
         IN ANY SUBSIDIARY (AS SUCH TERM IS DEFINED IN THE AGREEMENT)
                             OF FIBERCORE, INC.,
              INCLUDING ALL SHARES OF STOCK IN ________________

                         NOW OR HEREAFTER IN THE NAME OF

                               FIBERCORE, INC.

               EVIDENCED BY THE FOLLOWING STOCK CERTIFICATE(S):